UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2007
__________

HOOKER FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

440 East Commonwealth Boulevard,		(276) 632-0459
Martinsville, Virginia	24112	(Registrant’s telephone number,
(Address of principal executive offices)	(Zip Code)	including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2007, C. Scott Young announced that effective January 31, 2008 he will step down as President and Chief Executive Officer of Bradington-Young, LLC, which is Hooker Furniture Corporation’s leather upholstery operation. At that time, Mr. Young will remain with Bradington-Young and become its Senior Vice President, Merchandising and Product Development.

The Company expects that Mr. Young’s current responsibilities will be assumed by various members of senior management of Bradington-Young and Hooker Furniture.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:  /s/ R. Gary Armbrister
R. Gary Armbrister
Chief Accounting Officer

Date:  December 11, 2007